UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-05385

DWS Value Series, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           11/30

Date of reporting period:                                        11/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2010 Annual Report to Shareholders

DWS Dreman Small Cap Value Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
16 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
30 Notes to Financial Statements
39 Report of Independent Registered Public Accounting Firm
40 Tax Information
41 Investment Management Agreement Approval
46 Summary of Management Fee Evaluation by Independent Fee Consultant
50 Board Members and Officers
54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2010
Average Annual Total Returns as of 11/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	18.59%	0.66%	5.63%	11.15%
Class B	17.60%	-0.20%	4.73%	10.21%
Class C	17.74%	-0.07%	4.86%	10.31%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	11.77%	-1.31%	4.39%	10.49%
Class B (max 4.00% CDSC)	14.60%	-0.79%	4.58%	10.21%
Class C (max 1.00% CDSC)	17.74%	-0.07%	4.86%	10.31%
No Sales Charge					Life of Class S*	Life of Institutional Class**
Class S	18.82%	0.84%	5.85%	N/A	6.49%	N/A
Institutional Class	19.12%	1.09%	6.05%	N/A	N/A	11.59%
Russell 2000® Index+	26.98%	-0.37%	2.79%	6.40%	3.77%	9.22%
Russell 2000® Value Index++	23.66%	-0.78%	1.72%	8.66%	2.80%	8.76%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.

** Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.25%, 2.16%, 2.01%, 1.07% and 0.80% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 11/30/10	$34.85	$31.27	$31.86	$35.25	$35.50
11/30/09	$29.47	$26.59	$27.06	$29.80	$30.03
Distribution Information: Twelve Months as of 11/30/10: Income Dividends	$.09	$—	$—	$.14	$.24

Lipper Rankings — Small-Cap Core Funds Category as of 11/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	732	of	798	92
3-Year	226	of	704	33
5-Year	96	of	567	17
10-Year	30	of	313	10
Class B 1-Year	751	of	798	94
3-Year	308	of	704	44
5-Year	129	of	567	23
10-Year	55	of	313	18
Class C 1-Year	749	of	798	94
3-Year	294	of	704	42
5-Year	124	of	567	22
10-Year	52	of	313	17
Class S 1-Year	721	of	798	91
3-Year	212	of	704	31
5-Year	89	of	567	16
Institutional Class 1-Year	713	of	798	90
3-Year	194	of	704	28
5-Year	74	of	567	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2010 to November 30, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended November 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/10	$1,090.40	$1,086.10	$1,086.60	$1,091.30	$1,091.30
Expenses Paid per $1,000*	$6.71	$10.62	$10.20	$5.71	$4.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/10	$1,018.65	$1,014.89	$1,015.29	$1,019.60	$1,021.06
Expenses Paid per $1,000*	$6.48	$10.25	$9.85	$5.52	$4.05

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Small Cap Value Fund	1.28%	2.03%	1.95%	1.09%	.80%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Dreman Small Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Small Cap Value Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Dreman Value Management L.L.C. ("DVM"), West Palm Beach, Florida, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $4.7 billion in assets as of November 30, 2010.

Portfolio Management Team

Dreman Value Management, L.L.C. is the subadvisor for the fund.

David N. Dreman

Lead Portfolio Manager

Mark Roach

E. Clifton Hoover, Jr.

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Small-cap stocks delivered a robust return during the past year, thanks to healthy corporate earnings, a recovery in investors' risk appetites and signs of a gradual improvement in economic growth. Although impressive in its own right, the market's hearty gain was all the more remarkable given the various worries that lurked in the background throughout the year. Most notable among these were concerns about the potential for a double-dip recession, uncertainty regarding government policy and the emergence of the sovereign debt crisis in Europe. Stocks overcame this "wall of worry" in dramatic fashion, returning 23.66% as measured by the fund's benchmark, the Russell 2000® Value Index.1

The fund returned 18.59% (Class A shares), but it trailed both the benchmark and the 24.71% average return of funds in its Lipper peer group, Small-Cap Core Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The most important factor in our shortfall relative to the benchmark was the substantial outperformance of the market's most expensive stocks during the first half of the period. Stocks with negative earnings and price-to-earnings ratios over 20 strongly outperformed in the December-April time frame.3 Given that our low-P/E style leads us to avoid such richly valued stocks, our positioning was out of step with the market environment during this period.

Fortunately, the market's focus gradually returned to traditional metrics such as fundamentals and valuations — and away from the momentum factors that drove performance in the first half of the year — as the summer progressed. At that point, we began to see value being recognized in a number of holdings that had been trading well below their intrinsic worth.4 Accordingly, the fund's relative performance began to improve during this time. We believe this helps underscore two key elements of value investing: the role of patience and the importance of not abandoning a proven discipline to "chase" short-term winners.

Although we never like to see the fund underperform, even in the short term, we believe it is inevitable that there will be periods in which our value style is out sync with the market.

Positive and Negative Contributors to Performance

Our underweight in the more richly valued, lower-quality stocks in the market had the largest impact in the consumer discretionary and industrials sectors.5 In both cases, the most significant source of underperformance came from the stocks we did not own. In consumer discretionary, for instance, we held no positions in the various auto parts makers that entered the period on the verge of bankruptcy. Our avoidance of these stocks reflected their poor fundamentals and weak balance sheets. Once it became evident that they would survive, however, their stocks soared. Similarly, our underperformance in the industrials sector stemmed largely from our non-holdings in highly leveraged stocks that staged strong recoveries. While missing these winners weighed on our performance in the short term, we believe that avoiding richly valued companies will ultimately prove to be an effective strategy when measured over a full market cycle.

In the financial sector, our performance was pressured by the 40%-plus decline of BancorpSouth, Inc. We initially purchased the stock in the first quarter of 2010 on the belief that its shares were inexpensive, but the stock's valuation continued to decline due to weakness in the company's loan portfolio. We have conducted extremely detailed research that gives us faith in the strength of the company's loan portfolio, which has led us to maintain our position in the stock. Fortunately, some of the negative impact of BancorpSouth was mitigated by the outperformance of some of our holdings in non-banking stocks within financials, including Protective Life Corp. and Allied World Insurance Co. Holdings Ltd.

As would be expected at a time in which the fund returned nearly 20%, we had quite a few success stories. The most notable winner was Del Monte Foods Co., a producer of branded and private label food and pet products. The company received a bid of $19 per share from a private equity consortium in mid-November, driving its share price into the high teens from its previous level of approximately $14. While we do not invest with the intention of finding takeover targets, our value-based style naturally leads us to stocks that become attractive to potential acquirers.

The consumer staples sector also was home to Corn Products International, Inc., a maker of sweeteners and other products derived from corn. We purchased the stock at approximately 8x earnings, when its shares were pressured by fears that it would be unable to pass through higher corn costs to its customers. Once it became evident that the company would in fact be able to maintain its profit margins, the stock's valuation rose to near 13x earnings — leading to a gain of nearly 75% in its stock price.

Our stock selection process also worked very well in energy, where shares of W&T Offshore, Inc. climbed to $16.75 from our original purchase price of $10.15. We initially bought the stock at the end of 2009, believing its shares were significantly undervalued relative to its proven reserves. In early November, the company reported strong earnings and the initiation of a dividend, which finally allowed the stock's value to be recognized by the market. Forest Oil Corp. also stood out as a winner in energy after reporting that certain well sites were exceeding expectations.

The materials sector was a further area of strength for the fund, thanks in part to our position in Pan American Silver Corp. The company, a long-term fund holding, is a virtually pure play on silver. The sharp rise in the price of the metal, together with the company's operational strength, contributed to its significant outperformance. Our position in New Gold, Inc., a Canada-based mining company, also staged a rally behind the surge in precious metals prices. A number of our stock picks in technology also added value, including CommScope, Inc. — which was taken over at a substantial premium in late October — Plantronics, Inc. and Microsemi Corp.

Outlook and Positioning

While we are maintaining a cautious outlook on the market as a whole, the small-cap arena remains rich in opportunity for bottom-up stock pickers to identify undervalued companies with improving fundamentals.

This is illustrated by the stocks we hold in the fund. As of November 30, 2010, the median price-to-earnings ratio of the stocks in the fund (based on 12-month forward earnings estimates) was 13.6x, well below the 15.6x P/E ratio of the Russell 2000 Value Index. While this favorable profile does not guarantee outperformance, we believe it provides the opportunity for strong relative returns as the value in our investments is gradually recognized by the market. Further, we think that our focus on companies with valuations that do not fully reflect their strong fundamentals provides a margin of safety in the event of a market downturn.

We continue to manage the fund by using volatility to our advantage — capitalizing on dips to add to our favored companies and using rallies as a chance to book profits. We believe this incremental approach, together with our deep-value strategy, will help us preserve capital if the market environment becomes more challenging in the months ahead.

1 The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Small-Cap Core Funds category is a group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Small-Cap Core Funds category. For the 1-, 3-, 5- and 10-year periods, this category's average was 24.71% (798 funds), -0.57% (704 funds), 2.57% (567 funds) and 7.54% (313 funds), respectively, as of 11/30/10. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

3 Price-to-earnings (P/E) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis.

4 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

5 "Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/10	11/30/09

Common Stocks	93%	93%
Cash Equivalents	6%	7%
Closed-End Investment Companies	1%	—
	100%	100%

Sector Diversification (As a % of Common Stocks)	11/30/10	11/30/09

Financials	21%	18%
Industrials	16%	16%
Information Technology	13%	14%
Consumer Discretionary	12%	11%
Health Care	10%	10%
Energy	10%	9%
Materials	7%	7%
Consumer Staples	6%	8%
Utilities	5%	6%
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at November 30, 2010 (11.7% of Net Assets)
1. Del Monte Foods Co. Produces, distributes and markets branded and private label food and pet products	1.3%
2. W&T Offshore, Inc. Producer of oil and natural gas	1.3%
3. GrafTech International Ltd. Manufactures and provides natural and synthetic graphite and carbon based products and services	1.2%
4. OM Group, Inc. Producer of metal-based chemicals and powders	1.2%
5. New Gold, Inc. Acquires, explores and develops gold properties	1.2%
6. Tesoro Corp. Refines and markets petroleum products	1.1%
7. Atwood Oceanics, Inc. Performs contract drilling of exploratory and development oil and gas wells	1.1%
8. Superior Energy Services, Inc. Provides specialized oilfield services and equipment	1.1%
9. MEDNAX, Inc. Provides physician management services	1.1%
10. Microsemi Corp. Manufacturer of semiconductors	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of November 30, 2010
	Shares	Value ($)

Common Stocks 93.1%
Consumer Discretionary 11.0%
Diversified Consumer Services 0.9%
Regis Corp. (a)	1,266,925	22,576,604
Hotels Restaurants & Leisure 3.3%
Brinker International, Inc.	1,240,200	25,349,688
International Speedway Corp. "A" (a)	982,425	23,273,648
LIFE TIME FITNESS, Inc.* (a)	363,508	14,336,756
Sonic Corp.* (a)	2,703,744	25,307,044
		88,267,136
Household Durables 1.8%
Helen of Troy Ltd.* (a)	968,400	22,873,608
Jarden Corp. (a)	824,205	25,303,093
		48,176,701
Internet & Catalog Retail 0.8%
NutriSystem, Inc. (a)	965,249	19,951,697
Leisure Equipment & Products 0.9%
JAKKS Pacific, Inc.* (a)	1,277,430	24,590,527
Specialty Retail 0.6%
Aaron's, Inc.	806,975	16,107,221
Textiles, Apparel & Luxury Goods 2.7%
Hanesbrands, Inc.* (a)	969,550	26,323,282
The Jones Group, Inc. (a)	1,395,500	18,895,070
Wolverine World Wide, Inc. (a)	810,275	25,321,094
		70,539,446
Consumer Staples 5.9%
Beverages 0.9%
Central European Distribution Corp.* (a)	1,005,079	24,152,048
Food & Staples Retailing 0.9%
Nash Finch Co. (a)	598,850	22,127,508
Food Products 2.3%
Corn Products International, Inc.	625,825	26,985,574
Del Monte Foods Co.	1,839,705	34,457,675
		61,443,249
Tobacco 1.8%
Universal Corp. (a)	621,373	25,420,369
Vector Group Ltd. (a)	1,237,692	22,637,387
		48,057,756
Energy 9.5%
Energy Equipment & Services 3.2%
Atwood Oceanics, Inc.* (a)	855,175	30,444,230
Cal Dive International, Inc.* (a)	4,537,850	24,277,497
Superior Energy Services, Inc.*	897,225	29,958,343
		84,680,070
Oil, Gas & Consumable Fuels 6.3%
Contango Oil & Gas Co.* (a)	507,425	28,294,018
Forest Oil Corp.* (a)	794,375	27,183,513
Frontline Ltd. (a)	888,800	23,055,472
James River Coal Co.*	1,075,824	21,408,898
Tesoro Corp.* (a)	1,885,232	30,766,986
W&T Offshore, Inc. (a)	2,024,498	33,910,341
		164,619,228
Financials 18.6%
Capital Markets 2.4%
Investment Technology Group, Inc.* (a)	748,066	10,996,570
Raymond James Financial, Inc. (a)	871,525	24,995,337
Waddell & Reed Financial, Inc. "A" (a)	911,068	28,060,895
		64,052,802
Commercial Banks 3.2%
BancorpSouth, Inc. (a)	1,137,100	14,611,735
Bank of Hawaii Corp. (a)	539,375	23,354,937
FirstMerit Corp. (a)	1,383,205	24,102,347
Fulton Financial Corp. (a)	2,606,875	22,549,469
		84,618,488
Consumer Finance 0.4%
Cash America International, Inc. (a)	296,892	10,747,490
Insurance 6.8%
Allied World Assurance Co. Holdings Ltd. (a)	467,519	27,462,066
Argo Group International Holdings Ltd. (a)	723,144	26,669,551
Aspen Insurance Holdings Ltd.	815,125	23,557,113
Endurance Specialty Holdings Ltd. (a)	619,775	27,338,275
Hanover Insurance Group, Inc.	529,125	23,958,780
Platinum Underwriters Holdings Ltd. (a)	555,850	24,029,395
Protective Life Corp.	1,133,908	26,669,516
		179,684,696
Real Estate Investment Trusts 5.1%
Alexandria Real Estate Equities, Inc. (REIT) (a)	27,697	1,848,775
Anworth Mortgage Asset Corp. (REIT) (a)	3,462,925	24,032,700
CBL & Associates Properties, Inc. (REIT) (a)	1,573,300	25,959,450
CommonWealth REIT (REIT) (a)	998,843	25,001,040
Hospitality Properties Trust (REIT)	1,087,050	24,045,546
Medical Properties Trust, Inc. (REIT) (a)	2,209,236	23,152,793
Pennsylvania Real Estate Investment Trust (REIT)	672,146	9,026,921
		133,067,225
Thrifts & Mortgage Finance 0.7%
Washington Federal, Inc. (a)	1,296,575	19,137,447
Health Care 9.6%
Health Care Equipment & Supplies 2.8%
Alere, Inc.* (a)	785,513	25,065,720
STERIS Corp. (a)	733,325	25,233,713
Teleflex, Inc.	435,650	21,756,361
		72,055,794
Health Care Providers & Services 5.9%
Amedisys, Inc.* (a)	907,699	25,760,498
AmSurg Corp.* (a)	1,356,751	24,937,084
Healthspring, Inc.*	999,800	26,824,634
LifePoint Hospitals, Inc.* (a)	697,150	25,250,773
MEDNAX, Inc.* (a)	469,200	28,715,040
Owens & Minor, Inc. (a)	866,325	24,473,681
		155,961,710
Life Sciences Tools & Services 0.9%
Charles River Laboratories International, Inc.*	738,500	24,112,025
Industrials 14.8%
Aerospace & Defense 2.0%
Alliant Techsystems, Inc.* (a)	331,750	24,519,643
Esterline Technologies Corp.* (a)	465,325	27,398,336
		51,917,979
Building Products 1.0%
Ameron International Corp. (a)	391,501	27,718,271
Commercial Services & Supplies 2.0%
The Brink's Co. (a)	1,098,525	26,957,804
The Geo Group, Inc.* (a)	1,049,142	25,284,322
		52,242,126
Construction & Engineering 1.9%
EMCOR Group, Inc.* (a)	1,005,900	26,958,120
Tutor Perini Corp. (a)	1,237,388	23,572,241
		50,530,361
Electrical Equipment 3.2%
EnerSys* (a)	875,650	26,435,874
General Cable Corp.* (a)	812,575	26,644,334
GrafTech International Ltd.* (a)	1,579,125	30,950,850
		84,031,058
Machinery 1.4%
Barnes Group, Inc. (a)	1,369,900	26,151,391
Briggs & Stratton Corp.	605,854	10,547,918
		36,699,309
Marine 1.0%
Diana Shipping, Inc.*	1,894,409	25,555,577
Professional Services 0.5%
Kelly Services, Inc. "A"* (a)	804,959	14,388,642
Road & Rail 0.8%
Ryder System, Inc.	489,375	21,096,956
Trading Companies & Distributors 1.0%
GATX Corp. (a)	824,500	27,348,665
Information Technology 12.1%
Communications Equipment 2.9%
Arris Group, Inc.*	2,359,089	23,614,481
CommScope, Inc.*	842,025	26,616,410
Plantronics, Inc. (a)	728,850	26,070,965
		76,301,856
Computers & Peripherals 1.8%
Lexmark International, Inc. "A"*	602,725	21,842,754
Synaptics, Inc.* (a)	869,358	24,776,703
		46,619,457
Electronic Equipment, Instruments & Components 1.9%
Anixter International, Inc. (a)	492,200	27,499,214
Jabil Circuit, Inc.	1,534,225	23,182,140
		50,681,354
Internet Software & Services 0.9%
EarthLink, Inc. (a)	2,751,925	24,671,007
IT Services 2.0%
CACI International, Inc. "A"* (a)	557,000	28,033,810
DST Systems, Inc. (a)	582,425	24,962,735
		52,996,545
Semiconductors & Semiconductor Equipment 1.1%
Microsemi Corp.* (a)	1,283,600	28,418,904
Software 1.5%
Jack Henry & Associates, Inc. (a)	943,327	25,790,560
Net 1 UEPS Technologies, Inc.*	1,061,364	12,895,573
		38,686,133
Materials 7.0%
Chemicals 3.0%
OM Group, Inc.* (a)	819,775	30,823,540
RPM International, Inc. (a)	1,255,200	25,706,496
Scotts Miracle-Gro Co. "A" (a)	454,450	22,704,322
		79,234,358
Metals & Mining 4.0%
Gammon Gold, Inc.*	3,330,659	22,282,109
New Gold, Inc.*	3,286,024	30,822,905
Pan American Silver Corp. (a)	696,550	26,085,797
Thompson Creek Metals Co., Inc.* (a)	2,077,300	25,239,195
		104,430,006
Utilities 4.6%
Electric Utilities 2.8%
ALLETE, Inc. (a)	685,500	24,218,715
IDACORP, Inc. (a)	699,511	25,406,240
NV Energy, Inc.	1,809,250	24,768,632
		74,393,587
Multi-Utilities 1.8%
TECO Energy, Inc.	1,338,700	22,423,225
Vectren Corp. (a)	964,600	24,983,140
		47,406,365
Total Common Stocks (Cost $2,002,016,453)		2,454,095,384

Closed-End Investment Company 0.9%
Apollo Investment Corp. (a) (Cost $25,502,934)	2,374,875	25,078,680

Securities Lending Collateral 28.5%
Daily Assets Fund Institutional, 0.21% (b) (c) (Cost $750,316,774)	750,316,774	750,316,774

Cash Equivalents 6.0%
Central Cash Management Fund, 0.21% (b) (Cost $159,320,714)	159,320,714	159,320,714

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,937,156,875)+	128.5	3,388,811,552
Other Assets and Liabilities, Net	(28.5)	(752,205,875)
Net Assets	100.0	2,636,605,677

* Non-income producing security.

+ The cost for federal income tax purposes was $2,948,435,509. At November 30, 2010, net unrealized appreciation for all securities based on tax cost was $440,376,043. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $522,174,111 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $81,798,068.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2010 amounted to $730,123,451, which is 27.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$2,454,095,384	$—	$—	$2,454,095,384
Closed-End Investment Company	25,078,680	—	—	25,078,680
Short-Term Investments (d)	909,637,488	—	—	909,637,488
Total	$3,388,811,552	$—	$—	$3,388,811,552

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended November 30, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2010
Assets
Investments: Investments in securities, at value (cost $2,027,519,387) — including $730,123,451 of securities loaned	$2,479,174,064
Investment in Daily Assets Fund Institutional (cost $750,316,774)*	750,316,774
Investment in Central Cash Management Fund (cost $159,320,714)	159,320,714
Total investments at value (cost $2,937,156,875)	3,388,811,552
Cash	1,001,203
Receivable for Fund shares sold	6,568,472
Dividends receivable	2,669,155
Receivable for investments sold	2,240,024
Interest receivable	139,030
Other assets	87,159
Total assets	3,401,516,595
Liabilities
Payable upon return of securities loaned	750,316,774
Payable for investments purchased	5,311,080
Payable for Fund shares redeemed	5,438,169
Accrued management fee	1,518,138
Other accrued expenses and payables	2,326,757
Total liabilities	764,910,918
Net assets, at value	$2,636,605,677
Net Assets Consist of
Undistributed net investment income	22,185,875
Net unrealized appreciation (depreciation) on investments	451,654,677
Accumulated net realized gain (loss)	(145,667,347)
Paid-in capital	2,308,432,472
Net assets, at value	$2,636,605,677

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of November 30, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,364,770,437 ÷ 39,164,200 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$34.85
Maximum offering price per share (100 ÷ 94.25 of $34.85)	$36.98
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($21,763,622 ÷ 695,903 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$31.27
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($167,706,827 ÷ 5,263,258 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$31.86
Class S Net Asset Value, offering and redemption price(a) per share ($521,885,360 ÷ 14,804,592 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$35.25
Institutional Class Net Asset Value, offering and redemption price(a) per share ($560,479,431 ÷ 15,787,984 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$35.50

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,072)	$41,218,070
Income distributions — Central Cash Management Fund	215,149
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,819,731
Total income	48,252,950
Expenses: Management fee	15,882,949
Services to shareholders	4,793,864
Distribution and service fees	4,752,361
Custodian fee	71,101
Professional fees	100,679
Directors' fees and expenses	63,699
Reports to shareholders	268,044
Registration fees	195,043
Other	86,804
Total expenses	26,214,544
Net investment income (loss)	22,038,406
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	161,142,115
Foreign currency	1,008
161,143,123
Change in net unrealized appreciation (depreciation) on investments	206,833,989
Net gain (loss)	367,977,112
Net increase (decrease) in net assets resulting from operations	$390,015,518

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$22,038,406	$12,588,835
Net realized gain (loss)	161,143,123	(140,153,849)
Change in net unrealized appreciation (depreciation)	206,833,989	545,611,438
Net increase (decrease) in net assets resulting from operations	390,015,518	418,046,424
Distributions to shareholders from: Net investment income: Class A	(3,360,875)	(6,938,647)
Class C	—	(79,761)
Class S	(1,097,047)	(1,955,430)
Institutional Class	(3,246,975)	(2,278,943)
Total distributions	(7,704,897)	(11,252,781)
Fund share transactions: Proceeds from shares sold	1,062,151,409	763,367,609
Reinvestment of distributions	6,408,710	9,479,384
Cost of shares redeemed	(775,307,719)	(568,959,045)
Redemption fees	15,804	31,725
Net increase (decrease) in net assets from Fund share transactions	293,268,204	203,919,673
Increase from regulatory settlements (see Note F)	502,878	—
Increase (decrease) in net assets	676,081,703	610,713,316
Net assets at beginning of period	1,960,523,974	1,349,810,658
Net assets at end of period (including undistributed net investment income of $22,185,875 and $7,348,480, respectively)	$2,636,605,677	$1,960,523,974

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended November 30,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$29.47		$22.95	$39.01		$40.05	$35.36
Income (loss) from investment operations: Net investment income (loss)a	.30		.20	.19		.16	.13
Net realized and unrealized gain (loss)	5.16		6.51	(11.92)		.91	8.09
Total from investment operations	5.46		6.71	(11.73)		1.07	8.22
Less distributions from: Net investment income	(.09)		(.19)	(.36)		—	(.39)
Net realized gains	—		—	(3.97)		(2.11)	(3.14)
Total distributions	(.09)		(.19)	(4.33)		(2.11)	(3.53)
Increase from regulatory settlements	.01	d	—	—		—	—
Redemption fees	.00	*	.00 *	.00	*	.00 *	.00 *
Net asset value, end of period	$34.85		$29.47	$22.95		$39.01	$40.05
Total Return (%)b	18.59	d	29.47	(33.57	)c	2.79	25.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,365		1,154	829		1,405	1,206
Ratio of expenses before expense reductions (%)	1.24		1.25	1.31		1.20	1.19
Ratio of expenses after expense reductions (%)	1.24		1.25	1.30		1.20	1.19
Ratio of net investment income (loss) (%)	.93		.80	.61		.42	.39
Portfolio turnover rate (%)	33		59	62		60	48
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

Class B Years Ended November 30,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$26.59		$20.72	$35.59		$37.03	$32.84
Income (loss) from investment operations: Net investment income (loss)a	.10		(.02)	(.03)		(.10)	(.13)
Net realized and unrealized gain (loss)	4.57		5.89	(10.83)		.77	7.46
Total from investment operations	4.67		5.87	(10.86)		.67	7.33
Less distributions from: Net investment income	—		—	(.04)		—	—
Net realized gains	—		—	(3.97)		(2.11)	(3.14)
Total distributions	—		—	(4.01)		(2.11)	(3.14)
Increase from regulatory settlements	.01	d	—	—		—	—
Redemption fees	.00	*	.00 *	.00	*	.00 *	.00 *
Net asset value, end of period	$31.27		$26.59	$20.72		$35.59	$37.03
Total Return (%)b	17.60	d	28.33	(34.10	)c	1.92	24.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		28	33		92	117
Ratio of expenses before expense reductions (%)	2.06		2.16	2.14		2.02	2.06
Ratio of expenses after expense reductions (%)	2.06		2.16	2.14		2.02	2.06
Ratio of net investment income (loss) (%)	.10		(.09)	(.23)		(.40)	(.48)
Portfolio turnover rate (%)	33		59	62		60	48
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.003 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

Class C Years Ended November 30,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$27.06		$21.07	$36.11		$37.51	$33.19
Income (loss) from investment operations: Net investment income (loss)a	.12		.01	(.00	)*	(.08)	(.09)
Net realized and unrealized gain (loss)	4.67		5.99	(11.00)		.79	7.55
Total from investment operations	4.79		6.00	(11.00)		.71	7.46
Less distributions from: Net investment income	—		(.01)	(.07)		—	—
Net realized gains	—		—	(3.97)		(2.11)	(3.14)
Total distributions	—		(.01)	(4.04)		(2.11)	(3.14)
Increase from regulatory settlements	.01	d	—	—		—	—
Redemption fees	.00	*	.00 *	.00	*	.00 *	.00 *
Net asset value, end of period	$31.86		$27.06	$21.07		$36.11	$37.51
Total Return (%)b	17.74	d	28.45	(34.03	)c	2.00	24.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	168		143	120		249	270
Ratio of expenses before expense reductions (%)	1.94		2.01	2.03		1.95	1.93
Ratio of expenses after expense reductions (%)	1.94		2.01	2.03		1.95	1.93
Ratio of net investment income (loss) (%)	.22		.04	(.11)		(.33)	(.35)
Portfolio turnover rate (%)	33		59	62		60	48
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

Class S Years Ended November 30,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$29.80		$23.21	$39.39		$40.37	$35.44
Income (loss) from investment operations: Net investment income (loss)a	.35		.24	.24		.21	.23
Net realized and unrealized gain (loss)	5.23		6.59	(12.05)		.94	8.14
Total from investment operations	5.58		6.83	(11.81)		1.15	8.37
Less distributions from: Net investment income	(.14)		(.24)	(.40)		(.02)	(.30)
Net realized gains	—		—	(3.97)		(2.11)	(3.14)
Total distributions	(.14)		(.24)	(4.37)		(2.13)	(3.44)
Increase from regulatory settlements	.01	c	—	—		—	—
Redemption fees	.00	*	.00 *	.00	*	.00 *	.00 *
Net asset value, end of period	$35.25		$29.80	$23.21		$39.39	$40.37
Total Return (%)	18.82	c	29.65	(33.44	)b	2.99	25.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	522		230	190		216	154
Ratio of expenses before expense reductions (%)	1.05		1.07	1.14		1.05	.89
Ratio of expenses after expense reductions (%)	1.05		1.07	1.14		1.05	.89
Ratio of net investment income (loss) (%)	1.11		.98	.78		.56	.69
Portfolio turnover rate (%)	33		59	62		60	48
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

Institutional Class Years Ended November 30,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$30.03		$23.39	$39.64		$40.58	$35.61
Income (loss) from investment operations: Net investment income (loss)a	.43		.31	.32		.28	.25
Net realized and unrealized gain (loss)	5.27		6.62	(12.12)		.93	8.18
Total from investment operations	5.70		6.93	(11.80)		1.21	8.43
Less distributions from: Net investment income	(.24)		(.29)	(.48)		(.04)	(.32)
Net realized gains	—		—	(3.97)		(2.11)	(3.14)
Total distributions	(.24)		(.29)	(4.45)		(2.15)	(3.46)
Increase from regulatory settlements	.01	c	—	—		—	—
Redemption fees	.00	*	.00 *	.00	*	.00 *	.00 *
Net asset value, end of period	$35.50		$30.03	$23.39		$39.64	$40.58
Total Return (%)	19.12	c	30.01	(33.29	)b	3.14	25.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	560		405	178		123	109
Ratio of expenses before expense reductions (%)	.80		.80	.89		.86	.85
Ratio of expenses after expense reductions (%)	.80		.80	.88		.86	.85
Ratio of net investment income (loss) (%)	1.37		1.23	1.03		.75	.73
Portfolio turnover rate (%)	33		59	62		60	48
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman Small Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $134,389,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2017, whichever occurs first.

During the year ended November 30, 2010, the Fund utilized $151,389,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income*	$22,335,012
Capital loss carryforwards	$(134,389,000)
Net unrealized appreciation (depreciation) on investments	$440,376,043

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2010	2009
Distributions from ordinary income*	$7,704,897	$11,252,781

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $998,743,951 and $705,784,056, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

For the year ended November 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at November 30, 2010
Class A	$1,690,569	$425,162
Class B	52,150	12,406
Class C	191,240	49,173
Class S	252,423	67,895
Institutional Class	34,709	9,616
	$2,221,091	$564,252

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at November 30, 2010
Class B	$185,991	$13,997
Class C	1,169,358	97,066
	$1,355,349	$111,063

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at November 30, 2010	Annual Effective Rate
Class A	$2,954,538	$644,727	.24%
Class B	59,855	10,654	.24%
Class C	382,619	69,643	.25%
	$3,397,012	$725,024

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2010, aggregated $111,549.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2010, the CDSC for Class B and C shares aggregated $40,271 and $16,586, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2010, DIDI received $7,016 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,068, of which $6,936 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended November 30, 2010		Year Ended November 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,185,956	$425,798,893	15,891,521	$389,932,732
Class B	37,556	1,070,852	128,907	2,830,641
Class C	1,109,300	32,693,244	1,068,174	25,036,904
Class S	10,345,958	331,956,660	4,114,794	101,759,380
Institutional Class	8,349,885	270,631,760	9,378,729	243,807,952
		$1,062,151,409		$763,367,609
Shares issued to shareholders in reinvestment of distributions
Class A	100,729	$3,074,235	266,772	$6,138,172
Class C	—	—	2,659	56,567
Class S	33,706	1,038,480	82,337	1,912,698
Institutional Class	74,160	2,295,995	58,756	1,371,947
		$6,408,710		$9,479,384
Shares redeemed
Class A	(13,278,426)	$(423,495,505)	(13,128,803)	$(316,577,936)
Class B	(406,285)	(11,723,843)	(642,169)	(13,902,902)
Class C	(1,143,900)	(33,574,202)	(1,444,927)	(31,716,370)
Class S	(3,301,042)	(106,380,526)	(4,668,644)	(118,351,387)
Institutional Class	(6,116,277)	(200,133,643)	(3,576,346)	(88,410,450)
		$(775,307,719)		$(568,959,045)
Redemption fees		$15,804		$31,725
Net increase (decrease)
Class A	8,259	$5,388,017	3,029,490	$79,512,659
Class B	(368,729)	(10,652,991)	(513,262)	(11,072,245)
Class C	(34,600)	(880,439)	(374,094)	(6,620,787)
Class S	7,078,622	226,618,267	(471,513)	(14,676,400)
Institutional Class	2,307,768	72,795,350	5,861,139	156,776,446
		$293,268,204		$203,919,673

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $275,799. In addition, the Fund received $227,079 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amounts of the payments were 0.02% of the Fund's average net assets.

G. Subsequent Event

Effective on January 31, 2011, the Fund will be closed to most new investors.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc. (the "Corporation"), including the investment portfolio, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Small Cap Value Fund at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts January 21, 2011

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2010 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $45,676,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Dreman Value Management L.L.C. ("DVM") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that, DWS also provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DVM historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of DVM with respect to the Fund. The Board noted that DWS pays DVM's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by an affiliate of DWS for distribution services. The Board also considered the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of November 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
55

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSSX	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-762	23338F-754
Fund Number	088	288	388	2389	545

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN SMALL CAP VALUE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.
Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$66,294	$0	$11,444	$0
2009	$51,957	$0	$7,085	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$11,444	$295,930	$645,807	$953,181
2009	$7,085	$440,000	$711,000	$1,158,085

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 28, 2011